SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               September 18, 2001

                               eMagin Corporation
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             (Exact name of registrant as specified in its charter)

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
              Delaware                                 000-24757                              88-0378451
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   (State or Other Jurisdiction of              (Commission File Number)            (I.R.S. Employer Identification
           Incorporation)                                                                       Number)

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                2070 Route 52, Hopewell Junction, New York 12533
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               (Address of principal executive offices) (zip code)

                                 (845) 892-1900
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              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

On September 19, 2001, SK Corporation ("SK"), an affiliate of SK Group of Korea and eMagin Corporation ("eMagin" or the "Company") announced SK's investment as part of a strategic alliance of $3,000,000 in eMagin Corporation (the "Transaction") pursuant to a Securities Purchase Agreement between SK and eMagin dated as of September 18, 2001 (the "Closing Date"). For its $3 million investment in eMagin, SK received (i) the Company's 4% Series A Convertible Debentures (the "Debentures") in the aggregate principal amount of $3,000,000, and (ii) warrants ("Warrants") exercisable for a period of three (3) years to purchase 205,479 shares of common stock of eMagin. Interest is payable on the Debentures at a rate of 4% per annum and, at the option of the Company, may be paid through the delivery of shares of common stock of the Company (registered pursuant to the Registration Rights Agreement referred to below) in lieu of cash interest payments. Subject to certain limitations, the Debentures may be converted, at the option of the holder, in whole or in part, into common shares with a conversion price equal to 105% of the volume weighted average of the closing prices of the Company's common shares as reported on The American Stock Exchange for the ten (10) trading days immediately preceding the Closing Date. The Debentures also contain certain redemption rights for the benefit of the holder for a period commencing on September 19, 2002. The Debentures, the Warrants, and the common stock issuable thereon also contain prohibitions on transfer for a period of one (1) year from the Closing Date.

In connection with the completion of the transactions under the Securities Purchase Agreement, eMagin and SK also entered into a Registration Rights Agreement dated as of September 18, 2001, providing SK with certain registration rights under the Securities Act of 1933, as amended, with respect to the Company's common stock issued or issuable in lieu of cash interest payments on the Debentures, upon conversion of the Debentures and/or exercise of the Warrants.

The foregoing is not intended to be a full and complete description of the transaction. Terms of the transaction are more fully described in the copies of the Securities Purchase Agreement, the form of 4% Series A Convertible Debenture, the form of Stock Purchase Warrant, and the Registration Rights Agreement attached as exhibits to this Form 8-K.



ITEM 7.           EXHIBITS.

                  Exhibit
                  Number   Description

                    4.1  Securities Purchase Agreement dated as of September 18,
                         2001  by  and  between   eMagin   Corporation   and  SK
                         Corporation.

                    4.2 Form of 4% Series A Convertible Debenture due September 18, 2004.

                    4.3 Form of Stock Purchase Warrant to Purchase 205,479 shares of common stock of eMagin Corporation.

                    4.4  Registration Rights Agreement dated as of September 19,
                         2001  by  and  between   eMagin   Corporation   and  SK
                         Corporation.

                    99.1 Press release dated September 19, 2001.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      EMAGIN CORPORATION



                                  By:         /s/  Gary W. Jones
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                                      Name:   Gary W. Jones
                                      Title:  President and Chief Executive
                                              Officer

Dated: September 26, 2001